                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Texas Biotechnology Corporation:

We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                        /s/ KPMG LLP
                                                        KPMG LLP


Houston, Texas
March 15, 2000